SUPPLEMENT Dated February 8, 2010
To The Prospectuses Dated May 1, 2009 For

ING Empire Innovations
ING Empire Traditions

Issued By ReliaStar Life Insurance Company of New York
Through Its Separate Account NY-B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions please call our
Customer Service Center at 1-800-366-0066.

Beginning on March 15, 2010, contracts, and the optional riders through which some benefits are offered
(for an additional charge), will no longer be available for purchase. Accordingly, the ING LifePay Plus,
ING Joint LifePay Plus and Minimum Guaranteed Accumulation Benefit riders will not be available for purchase by owners of existing contracts. These changes will have no impact on our obligations to you and the guarantees under your existing contract.

155198 – RLNY	02/2010